Exhibit 12.1

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

EXCHANGE ACT RULE 13A-14(A)/15D-14(A)

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Jacob Marinka (aka Kobi Marenko), certify that:

1.	I have reviewed this annual report on Form 20-F/A of Arbe Robotics Ltd.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 11, 2024	/s/ Jacob (Kobi) Marinka
Jacob (Kobi) Marinka
Chief Executive Officer (Principal Executive Officer)